J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Active Value ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated September 12, 2023

to the current Summary Prospectus, Prospectus and Statement of Additional information,

as supplemented

Portfolio Manager Retirement in Fall 2024. Clare Hart has announced her retirement from J.P. Morgan Investment Management Inc., to be effective in the fall of 2024. Ms. Hart will continue to serve on the portfolio management team of the Fund until her retirement, and upon her retirement, the current co-portfolio managers, Andrew Brandon, David Silberman and Scott Blasdell, will assume full authority of the day-to-day management of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-AVETF-923